UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 15, 2017

Date of Report (Date of earliest event reported)

DIGILITI MONEY GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18671 Lake Drive East dellFive Business Park G Minneapolis, MN	55317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 698-6980

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 15, 2017, Lurie, LLP (the “Firm”) resigned as the independent registered public accounting firm of Digiliti Money Group, Inc. (the “Company”). Because the Firm resigned, the Company’s Audit Committee had no alternative but to accept such resignation by the Firm.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2017, the Company received notification from the Firm on August 12, 2017, that reliance should not be placed on the Firm’s report relating to the Company’s consolidated financial statements for the year ended December 31, 2016, and that the Firm has withdrawn their audit report for that year.

The Company’s previously disclosed investigation into the possible misstatement of its 2016 financial statements has not been completed and remains open, and accordingly the Firm has no presently known basis for the possible existence of any disagreement between the Firm and the Company within the definition of Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; nor is the Firm aware of any reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). It is possible that the results of the investigation by the Company will yield information that might affect this conclusion following the Firm’s resignation as the independent auditors of the Company.

The Firm’s audit report on the consolidated financial statements of the Company for the year ended December 31, 2015, was unqualified but contained an uncertainty paragraph related to the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2015, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Firm and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; nor is the Firm aware of any reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) concerning the auditor’s report for the year ended December 31, 2015.

Pursuant to Item 304 of Regulation 8-K, the Company submitted a copy of this Form 8-K to the Firm prior to filing with the SEC and requested the Firm to provide a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of such letter is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Letter from Lurie, LLP to the SEC, dated April 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 16, 2017

DIGILITI MONEY, INC.

By:	/s/ Bryan Meier
Bryan Meier
Interim Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Letter from Lurie, LLP to the SEC, dated April 16, 2017.